Foreclosed Assets	12 Months Ended
Dec. 31, 2015
Foreclosed Assets [Abstract]
Foreclosed Assets

NOTE 5 – FORECLOSED ASSETS

Foreclosed assets at year-end were as follows:

	2015	2014
Commercial real estate	$1,636	$1,636
Valuation Allowance	-	-
Total	$1,636	$1,636

There was no activity in the valuation allowance account or any write-downs during the years ended December 31, 2015 and 2014.

Expenses related to foreclosed assets include:

	2015	2014
Net loss (gain) on sales	$-	$-
Provision for unrealized losses	-	-
Operating expenses, net of rental income	137	328
	$137	$328

Foreclosed assets at December 31, 2015 and December 31, 2014 consisted of one multi-family property that was transferred into REO at fair value at the time of transfer in 2013.    Foreclosed asset expenses incurred during 2015 and 2014 related to light rehabilitation and maintenance expense incurred to increase occupancy levels, and certain other operating costs.